ING INVESTORS TRUST

ING Van Kampen Growth and Income Portfolio

(“Portfolio”)

Supplement dated September 14, 2007

Service Class (“Class S”) Prospectus

dated April 30, 2007

Effective September 23, 2007, ING Funds Distributor, LLC has agreed to extend the waiver of a portion of the service fee for Service Class Shares of the Portfolio through and including April 30, 2008.

1.               The information relating to the Portfolio in the table entitled “Class S Shares – Annual Portfolio Operating Expenses” under the section entitled “Portfolio Fees and Expenses” on page 69 of the Class S Prospectus is hereby deleted and replaced with the following:

Portfolio	Management Fee	Shareholder Services Fee	Other Expenses	Total Operating Expenses	Waivers, Reimbursements and Recoupments	Net Operating Expenses
ING Van Kampen Growth and Income (2)	0.64%	0.25%	0.01%	0.90%	(0.01)% (10)	0.89	%(3)

The following footnote is hereby added following the table entitled “Class S Shares – Annual Portfolio Operating Expenses” under the section entitled “Portfolio Fees and Expenses” on page 69 of the Class S Prospectus:

(10)                ING Funds Distributor, LLC has contractually agreed to waive a portion of the service fee for Class S shares of ING Van Kampen Growth and Income Portfolio.  This service fee waiver will continue through at least April 30, 2008.  There is no guarantee that this waiver will continue after this date.

2.               The information relating to the Portfolio on page 71 in the table entitled “Examples” under the section entitled “Portfolio Fees and Expenses” of the Class S Prospectus is deleted and replaced with the following:

Portfolio	1 Year	3 Years	5 Years	10 Years
ING Van Kampen Growth and Income (1)	$91	$286	$497	$1,107

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE